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                                                                   EXHIBIT 10.2

                      [UNION PACIFIC RESOURCES LETTERHEAD]

July 29, 1998


Bruce D. Benson, Chairman
United States Exploration, Inc.
1560 Broadway, Suite 1900
Denver, CO 80202

RE: First Amendment to that certain Exploration Agreement dated April 9, 1998, but effective as of June 1, 1998, by and between Union Pacific Resources Company and United States Exploration, Inc. ("Exploration Agreement")

Dear Mr. Benson:

United States Exploration, Inc. ("UXP") and Union Pacific Resources Company ("UPR") agree to amend the Exploration Agreement as follows:

         1. UXP and UPR agree that an agreement between HS Resources, Inc. and Union Pacific Resources Company dated June 27, 1994, as amended, ("HS Agreement") was inadvertently left off of Exhibit "D-2" attached to the Exploration Agreement. By execution of this letter both parties agree to amend Exhibit "D-2" such that it shall be deemed to include the HS Agreement. The inclusion of the HS Agreement on Exhibit "D-2" shall serve to place the HS Agreement under the requirements stated in Article 8 of the Exploration Agreement, as amended hereby.

         2. The following sentence shall replace the last sentence of the first paragraph in Article 8:

                  UPR shall decline all requests for modifications and extensions to any of the Existing Agreements. Notwithstanding any omission to Exhibit "D-2" of an agreement to which UPR is subject, such omitted agreement shall be deemed an Existing Agreement.

         3. In line 8 of the first paragraph of Article 8, "Existing Agreements" is changed to read "Excluded Lands."



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Bruce D. Benson, Chairman
July 29, 1998
Page 2

         4. Notices (Article 20.10) to UPR shall now be directed to:

                  Union Pacific Resources Company
                  801 Cherry Street
                  Fort Worth, Texas  76102
                  Attention:  Virginia E. (Jenny) Parsons
                  Phone:      817/877-7520
                  Fax:        817/877-7309

Except as specifically amended herein, all other terms, covenants, conditions and obligations shall remain the same as originally stated in said Exploration Agreement. This First Amendment shall be effective as of June 1, 1998.

If the foregoing clearly represents our mutual understanding, please execute and return one copy of this letter to the attention of Jenny Parsons at the above address.

Very truly yours,

UNION PACIFIC RESOURCES COMPANY

By: /s/ JOSEPH F. CARROLL
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Its: Attorney in Fact
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AGREED TO AND ACCEPTED
this 31st day of July, 1998


UNITED STATES EXPLORATION, INC.


By: /s/ Bruce D. Benson
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Its: Bruce D. Benson, President
    ---------------------------